LANDAUER, INC. Fiscal 2012 Second Quarter Results May 8, 2012

This presentation may contain forward - looking statements, including statements about the outlook and prospects for Company and industry growth, as well as statements about the Company’s future financial and operating performance . Some of the information shared here constitutes forward - looking statements that are based on assumptions and involve certain risks and uncertainties . These include the following, without limitation : assumptions, risks and uncertainties associated with the company's development and introduction of new technologies in general ; introduction and customer acceptance of the InLight technology ; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats, such as Luxel®+ ; the costs associated with the company's research and business development efforts ; the usefulness of older technologies ; the anticipated results of operations of the company and its subsidiaries or ventures ; valuation of the company's long - lived assets or business units relative to future cash flows ; changes in pricing of products and services ; changes in postal and delivery practices ; the company's business plans ; anticipated revenue and cost growth ; the risks associated with conducting business internationally ; other anticipated financial events ; the effects of changing economic and competitive conditions ; foreign exchange rates ; government regulations ; accreditation requirements ; and pending accounting pronouncements . These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today . These risks and uncertainties also may result in changes to the company's business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the company to incur unanticipated expenses . You can find more information by reviewing the "Significant Risk Factors" section in the company's Annual Report on Form 10 - K for the year ended September 30 , 2011 , and other reports filed by the company from time to time with the Securities and Exchange Commission . 2 Safe Harbor Statement

3  Revenue grew 21 percent to $39.1 million  Gross profit grew 11 percent to $ 23.1 million on increased revenue and improved business mix  The US military continued to expand relationship with Landauer, generating international military interest  Medical Products segment contributed $4.0 million in Q2  Operating income of $10.1 million, includes $1.3 million expense related to: » Acquisition related expense, $0.3 million » IT Platform Enhancement, $0.3 million » Non - cash stock based compensation expense, $0.6 million  GAAP Net income of $7.1 million, or $ 0.75 per diluted share, included: » $0.10 of non - recurring and non - cash charges, after giving effect to tax  Dividend paid of $0.55 per share for the second fiscal quarter of fiscal 2012 » Providing an annual dividend rate of $2.20 » Paid on April 3, 2012 ▪ Q2 Adjusted EBITDA of $14.9 million and YTD Adjusted Free Cash Flow of $21.8 million Fiscal 2012 Second Quarter Highlights $ 27,528 $ 27,358 $ 4,799 $ 7,688 $ 4,048 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Q2 2011 Q2 2012 $ thousands Revenues Radiation Monitoring Medical Physics Medical Products $ 12,074 $ 8,029 $(194) $ 109 $ 2,011 ($2,000) $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q2 2011 Q2 2012 $ thousands Operating Income Radiation Monitoring Medical Physics Medical Products

Value Creation Deliver Upside Growth 1. Optimize Core 2.Competitive Growth 3. Strategic Expansion Strategic Priorities Landauer Strategy Overview Strategic Expansion Optimize the Core Competitive Growth  New Management in 2006 ― New CFO in 1Q’12  Restructure: Cost  IT/ERP system upgrades  OSL / InLight – new international market access  New Channels and Geographies ― Military, First Responder, International.  New Products/Existing/Channel ― Patient Monitoring  Radiation Safety Continuum ― Medical Physics acquisitions ― IZI Medical Products Acquisition ― Leverage core competencies and footprint to expand market opportunity 4

Therapeutic / Diagnostic Accessories Information Imaging Physics Therapy Physics Patient Monitoring Occupational Monitoring Consulting Strategic Expansion Existing Services with Penetration Opportunities* Complementary Adjacent Products / Services _____________________ (1) Average Revenue per Facility greater than $405K. The Radiation Safety Continuum 5 Medical Products Medical Physics Core Business Greater than $1.5 Billion Market Opportunity

Addressable Markets 2005 2010 2011 2012 Occupational Monitoring Radon Military Emergency Response Forensics Dose Reconstruction Patient Dose Consumer Radiation Radiation Markers Radiation Shielding Occupation Monitoring Radiation Instruments Radiation Measurements Patient Dose Information Management Commissioning Data Analytics Peak Demand Services Imaging Therapy Radiation Measurements Center For Innovation = OUR ROADS TO GROWTH IN EXCESS OF $1.5 BILLION GLOBAL MARKET POTENTIAL Strategy Overview Through the Lens of 2012 6

7 Competitive Growth Expanding Global Military Relationships  The U.S. military has now issued orders in excess of $17 million to upgrade the Army’s tactical dosimetry capabilities, and dosimetry laboratory • Substantially completed first article testing and plan to begin Radwatch system shipments in Q3 ’12 • Currently pursuing two additional orders with the military for approximately $5.5 million ▪ Recognition of global military interest in the Radwatch system - discussions with six additional military organizations outside of the U.S. Progress with Emergency Responder Markets ▪ Shipped the first FEMA emergency response order in Q1, with additional FEMA shipments in Q2 ▪ Issued 275,000 badges and currently monitoring 100,000 Fukushima area individuals in Japan, which reinforces emergency response credibility • Approximately $2.0 - $2.5 million of incremental revenue in Nagase - Landauer, our Japan joint venture. Landauer impact reflected in equity earnings. Expansion of Nuclear Footprint  Began service on ~17 additional nuclear power plant facilities, increasing Landauer’s market share above 52%

8 Strategic Expansion Medical Physics  Medical Physics produced $7.7 million in revenues for second quarter 2012; represents growth of over 60% from prior year period  Results highlight ongoing efforts to increase episodic equipment commissioning sales leveraging a relatively fixed cost structure  Continued focus on driving growth and profitability translated to another quarter of positive operating income Medical Products  Medical Products segment generated revenues of $4.0 million for second quarter 2012  Operating income of $2.0 million generated margins and contributions that exceeded expectations

9 Optimize the Core Systems Initiative Update  On schedule to support “Go - Live” of the final phase of the project in fiscal 2012 in July 2012 – Meetings with 150 key customers accounts in the quarter to overview system benefits  Substantial expense will be incurred to support the successful launch of the system – $4.2 million ($2.8 million net of tax) of non - recurring expense spending in fiscal 2012 to support the successful completion of the Company’s systems initiative and the related post implementation support. – Incremental depreciation and amortization over fiscal 2011 of $1.0 million ($0.7 million net of tax) related to the deployment of the final phase of the Company’s systems initiative in the third fiscal quarter of fiscal 2012.  Measured approach to the phased implementation has paid dividends – Minimize the risk of any disruptions to customers or daily operations – Positioned to realize the operational efficiencies of the new systems over the long - term

Dividend Policy and Outlook 10 Dividend Policy  Board of Directors declared a regular quarterly cash dividend of $0.55 per share for the second quarter of fiscal 2012 – This represents an annual rate of $2.20 per share, consistent with fiscal 2011 levels – The dividend was paid on April 3, 2012 to shareholders of record on March 9, 2012 Fiscal 2012 Outlook  Expected Revenue $150 to $157 million, which includes 10 months of contributions from the recent IZI Medical Products acquisition  Adjusted EBITDA of $53 to $57 million  Net Income of $21 to $23 million, including non recurring charges reflected above – The accretive impact of the November 2011 acquisition of IZI Medical Products producing $1.1 million to $1.5 million of net income for the 10 months included in fiscal 2012

Questions? Fiscal 2012 Second Quarter Results May 8 th , 2012